Exhibit 10.4

SIRVA WORLDWIDE, INC.,

THE FOREIGN SUBSIDIARY BORROWERS PARTIES HERETO,

THE SEVERAL LENDERS
FROM TIME TO TIME PARTIES HERETO,

JPMORGAN CHASE BANK, N.A.
as administrative agent

and

J.P. MORGAN SECURITIES INC.
as sole lead arranger and sole bookrunner

EIGHTH AMENDMENT TO THE CREDIT AGREEMENT

September 29, 2006

EIGHTH AMENDMENT, dated as of September 29, 2006 (this “Eighth Amendment”), to the Credit Agreement, dated as of December 1, 2003 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among SIRVA WORLDWIDE, INC., a Delaware corporation (the “Parent Borrower”), the Foreign Subsidiary Borrowers from time to time parties to the Credit Agreement (together with the Parent Borrower, the “Borrowers”), the several banks and other financial institutions from time to time parties to the Credit Agreement (the “Lenders”), JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other Agents parties thereto.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement; and

WHEREAS, the Parent Borrower has requested that the Administrative Agent and the Lenders agree to amend certain provisions of the Credit Agreement as set forth herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1.     Defined Terms.  Unless otherwise defined herein, capitalized terms that are defined in the Credit Agreement are used herein as therein defined.

2.     Amendment to Subsection 1.1 (Defined Terms).  The definition of “Permitted Holder” in subsection 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

“Permitted Holder”:  the CD&R Group, Exel plc, ValueAct Capital Master Fund, L.P., MLF Offshore Portfolio Company, L.P., the Persons listed on Schedule B and their Affiliates and any Management Investor; provided that, for purposes of subsection 4.4(j), ValueAct Capital Master Fund, L.P., MLF Offshore Portfolio Company, L.P. and their Affiliates shall not be “Permitted Holders”; and provided, further, that if ValueAct Capital Master Fund, L.P. or MLF Offshore Portfolio Company, L.P., together with its respective Affiliates, becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of shares of Voting Stock having more than 50% of the total voting power of all outstanding shares of Holding, such Person and its Affiliates shall not be a “Permitted Holder” if it is the “beneficial owner”.

3.     Amendments to Subsection 4.4 (Prepayments).

(a)           Subsection 4.4(c)(iv) of the Credit Agreement is hereby amended by deleting clause (B) thereof in its entirety and substituting in lieu thereof the following clause (B):

(B) in excess of $15,000,000 in the aggregate (of which not more than $5,000,000 in the aggregate shall have been received from Sale and Leaseback Transactions in respect of properties located in the United States) for all such transactions from and after August 15, 2006 or

(b)           Subsection 4.4(c)(y) of the Credit Agreement is hereby amended by deleting clause (II) thereof in its entirety and substituting in lieu thereof the following clause (II):

(II) $15,000,000 (of which not more than $5,000,000 in the aggregate shall have been received from Sale and Leaseback Transactions in respect of properties located in the United States) during the period from August 15, 2006 through and including the Final Maturity Date and

4.     Amendments to Subsection 7.1 (Financial Statements).  Subsection 7.1 of the Credit Agreement is hereby amended by:

(a)           deleting from paragraph (a) thereof the date “October 16, 2006” and substituting in lieu thereof the following:  “January 31, 2007, and for the fiscal year ending December 31, 2006, June 30, 2007”;

(b)           deleting from paragraph (b) thereof the words “but for the quarterly periods ending March 31, 2005, June 30, 2005 and September 30, 2005, not later than May 15, 2006, for the quarterly periods ending March 31, 2006, and June 30, 2006, not later than November 15, 2006, and for the quarterly period ending September 30, 2006, not later than December 15, 2006” and substituting in lieu thereof the following:

and not later than April 6, 2007 for the period of four consecutive fiscal quarters of Holding ending December 31, 2006, but for the quarterly periods ending March 31, 2005, June 30, 2005 and September 30, 2005, not later than May 15, 2006, for the quarterly periods ending March 31, 2006, and June 30, 2006, not later than December 31, 2006, and for the quarterly period ending September 30, 2006, not later than January 31, 2007

(c)           deleting from paragraph (c) thereof the date “October 16, 2006” and substituting in lieu thereof the following:  “January 31, 2007, and for the fiscal year ending December 31, 2006, June 30, 2007”; and

(d)           deleting from paragraph (d) thereof the words “but for the quarterly periods ending March 31, 2005, June 30, 2005 and September 30, 2005, not later than May 15, 2006, for the quarterly periods ending March 31, 2006, and June 30, 2006, not later than November 15, 2006, and for the quarterly period ending September 30, 2006, not later than December 15, 2006” and substituting in lieu thereof the following:

and not later than April 6, 2007 for the period of four consecutive fiscal quarters of the Parent Borrower ending December 31, 2006, but for the quarterly periods ending March 31, 2005, June 30, 2005 and September 30, 2005, not later than May 15, 2006, for the quarterly periods ending March 31, 2006, and June 30, 2006, not later than December 31, 2006, and for the quarterly period ending September 30, 2006, not later than January 31, 2007

5.     Amendments to Subsection 7.2 (Certificates; Other Information).

(a)           Subsection 7.2(g) of the Credit Agreement is hereby amended in its entirety to read as follows:

(g)           not later than 30 days after the end of each fiscal month of Holding, ending on or after August 31, 2006, a reporting package outlining key metrics and operating performance by segment for such fiscal month, in form and substance reasonably satisfactory to the Administrative Agent, and, with respect to any such monthly package delivered prior to June 30, 2007, within 10 Business Days after the delivery thereof, participate in a monthly conference call with the Administrative Agent and the Lenders to discuss the contents of such package; and

(b)           Subsection 7.2(h)(ii) of the Credit Agreement is hereby amended by deleting the date “November 30, 2006” and substituting in lieu thereof the date “January 15, 2007.”

6.     Amendment to Subsection 8.12 (Sale and Leasebacks).  Subsection 8.12(b)(ii) of the Credit Agreement is hereby amended by deleting clause (A) thereof in its entirety and substituting in lieu thereof the following clause (A):

(A) $30,000,000 (of which (x) not more than $15,000,000 shall have been received during the period from August 15, 2006 through and including the Final Maturity Date and (y) not more than $5,000,000 shall have been received during the period from August 15, 2006 through and including the Final Maturity Date from Sale and Leaseback Transactions in respect of properties located in the United States),

7.     Conditions to Effectiveness of this Eighth Amendment.  This Eighth Amendment shall become effective upon the date (the “Eighth Amendment Effective Date”) when the Administrative Agent shall have received (i) counterparts of this Eighth Amendment, duly executed and delivered by the Borrowers and Administrative Agent, (ii) executed Lender Addenda, or facsimile transmissions thereof, substantially in the form of Exhibit A hereto, from the Required Lenders under the Credit Agreement, (iii) an executed Acknowledgment and Confirmation, substantially in the form of Exhibit B hereto, from an authorized officer of each of Holding and each Guarantor, and (iv) all fees required to be paid on or before the Eighth Amendment Effective Date, and all expenses required to be paid on or before the Eighth Amendment Effective Date for which invoices have been presented.

8.     Representations and Warranties.

(a)           No Default.  No Default or Event of Default shall have occurred and be continuing on the Eighth Amendment Effective Date after giving effect to the transactions contemplated herein.

(b)           Representations and Warranties.  Each of the representations and warranties made by Holding and the Loan Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Eighth Amendment Effective Date (after giving effect hereto) as if made on and as of such date, except to the extent such representations and warranties expressly relate to a particular date, in which case such representations and warranties were true and correct in all material respects as of such date.

9.     Payment of Expenses.  The Parent Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Eighth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

10.   Continuing Effect of the Loan Documents.  This Eighth Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement or any other Loan Document not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any further or future action on the part of Holding or the Loan Parties that would require an amendment, waiver or consent of the Lenders or Administrative Agent.  Except as expressly amended hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.  Any reference to the “Credit Agreement” in the Loan Documents or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Eighth Amendment.

11.   Counterparts.  This Eighth Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

12.   Severability.  Any provision of this Eighth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13.   Integration.  This Eighth Amendment and the other Loan Documents represent the agreement of Holding, the Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

14.   GOVERNING LAW.  THIS EIGHTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS EIGHTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

SIRVA WORLDWIDE, INC.

By:	/s/ Eryk J. Spytek
Name: Eryk J. Spytek
Title: SVP, General Counsel & Secretary

SIRVA, INC.

By:	/s/ Eryk J. Spytek
Name: Eryk J. Spytek
Title: SVP, General Counsel & Secretary

ALLIED ARTHUR PIERRE N.V.

By:	/s/ Eryk J. Spytek
Name: Eryk J. Spytek
Title: Director

ALNAV PLATINUM COMPANY (as successor to ALNAV Platinum Group Inc.)

By:	/s/ Eryk J. Spytek
Name: Eryk J. Spytek
Title: Secretary

PICKFORDS AUSTRALIA PTY. LTD.

By:	/s/ Michael Filipovic
Name: Michael Filipovic
Title: Director

SIRVA UK LIMITED (formerly known as Pickfords Limited)

By:	/s/ Eryk J. Spytek
Name: Eryk J. Spytek
Title: Director

JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent

By:	/s/ Kathryn A. Duncan
Name: Kathryn A. Duncan
Title: Managing Director